Report of
Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees
of
Federated Managed
Income Portfolios

In planning and
performing our
audits of the financial
statements of Federated
Balanced
Allocation Fund
Federated Target
ETF Fund 2015
Federated Target
ETF Fund 2025 and
Federated Target
ETF Fund 2035
collectively the
Funds portfolios
of Federated Managed
Income Portfolios as
of and for the year
ended  November
30 2007 in accordance
with the
standards of the
Public Company
Accounting Oversight
Board United States we
considered
their internal
control over financial
reporting including
control activities over
safeguarding
securities as a basis
for designing our
auditing procedures
for the purpose of
 expressing our
opinion on the
financial
statements and to
comply with the
requirements of Form
NSAR but not
for the purpose of
expressing an opinion
on the effectiveness
of the Funds internal
control over
financial reporting
Accordingly we express
no such opinion

Management of the Funds
is responsible for
establishing and
maintaining effective
internal
control over financial
reporting In fulfilling
this responsibility
estimates and judgments
by
management are required
to assess the expected
 benefits and related
costs of controls A
companys internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
A
companys internal control
over financial reporting
includes those policies
and procedures that 1
pertain to the maintenance
of records that in
reasonable detail
accurately and fairly
reflect the
transactions and
dispositions of
the assets of the
company 2 provide
reasonable assurance
that
transactions are
recorded as necessary
 to permit preparation
of financial statements
in accordance
with generally accepted
accounting principles
and the receipts and
expenditures of the
company
are being made only in
accordance with
authorizations of
management and trustees
of the
company and 3 provide
reasonable assurance
regarding prevention
or timely detection of
unauthorized acquisition
use or disposition of the
companys assets that
could have a material
effect on the financial
statements

Because of its inherent
limitations internal
control over financial
 reporting may not
prevent or
detect misstatements
Also projections of
any evaluation of
effectiveness to future
periods are
subject to the risk
that controls may
become inadequate
because
 of changes in
conditions or that
the degree of
compliance with
the policies or
 procedures may
deteriorate

A deficiency in
internal control
over financial
reporting exists
when the design or
operation of a
control does not
allow management
or employees in the
 normal course of
performing their
assigned functions
to prevent or detect
misstatements on a
timely basis A
material weakness
is a
control deficiency
or combination of
deficiencies in
internal control
over financial
reporting
such that there is
a reasonable
possibility that
a material misstatement
 of the Funds annual
 or
interim financial
statements will not
 be prevented or
detected on a timely
basis

Our consideration
of the Funds internal
 control over financial
reporting was for the
limited
purpose described in
the first paragraph
and would not necessarily
 disclose all deficiencies
 in
internal control that
 might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board United
States However we
noted no deficiencies
in the Funds internal
 control over financial
reporting and its
operation
including controls for
safeguarding securities
that we consider to be a
material weakness as
defined above as of
November 30 2007

This report is intended
solely for the information
and use of management and
the Board of
Trustees of Federated
Managed Income Portfolios
 and the Securities and
Exchange Commission
and is not intended to be
and should not be used by
anyone other than these specified
parties



s KPMG LLP

Boston Massachusetts
January 25 2008